UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of Earliest Event Reported): September 30, 2021
RESONANT INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-36467	45-4320930
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10900 Stonelake Blvd, Suite 100, Office 02-130
Austin, Texas	78759
(Address of Principal Executive Offices)	(Zip Code)

(805) 308-9803
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	RESN	The NASDAQ Stock Market LLC
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01    Entry into a Material Definitive Agreement.
Resonant Inc. (“Resonant” or the “Company”) and Murata Manufacturing Co., Ltd. (“MMC”) are parties to a Collaboration and License Agreement, dated as of September 30, 2019 (the “Collaboration Agreement”), pursuant to which the Company and MMC have been collaborating on the development of proprietary circuit designs using the Company’s XBAR® technology, and the Company licensed to MMC rights for products in four specific radio frequency bands. MMC agreed to pay the Company up to $9.0 million in pre-paid royalties and other fees, of which $4.5 million has been paid.
On September 30, 2021, Resonant and MMC entered into Addendum 1 to Collaboration and License Agreement (the “Addendum”), which amends and supplements the Collaboration Agreement to provide for the development of XBAR®-based designs for up to four additional bands. For rights to these additional bands, MMC has agreed to pay the Company a minimum of $4.0 million and up to an aggregate of between $8.0 million and $36.0 million in pre-paid royalties and other fees, with the amount of the aggregate payments determined based on the complexity of the filter designs selected by MMC for development. The future payments will be made in two installments per band over a multi-year development period, with each installment conditional upon the Company’s achievement of certain milestones and deliverables acceptable to MMC in its discretion. MMC retains the right to terminate the Collaboration Agreement and Addendum at any time upon thirty (30) days prior written notice to the Company. MMC’s rights to the Company’s XBAR® technology for use in mobile communication devices continue to be exclusive through March 31, 2022.

A press release announcing the Addendum was issued on October 6, 2021, a copy of which is attached hereto as Exhibit 99.1.

Item 9.01    Financial Statements and Exhibits.
(d)    Exhibits
The following exhibits are filed as part of this Current Report on Form 8-K:
Exhibit Number    Description
99.1            Press Release, dated October 6, 2021

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 6, 2021	Resonant Inc.

By:	/s/ Martin S. McDermut
Martin S. McDermut
Chief Financial Officer

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